Note 02 - Derivative Instruments, Hedging and Risk Management Activities, Additional Information (Detail) (Derivatives for oil and oil products, USD $) In Millions, unless otherwise specified	Jun. 30, 2011
Derivatives for oil and oil products
Derivatives Instruments, Hedging and Risk Management Activities
The volume of hedge executed for the exports by BR Distribuidora of the total exported	55.84%
Result of the settlements of the operations that matured in the period	$ 10
Sales contract of ethanol in m3 per year (between Pfico and Toyota Tsusho Corporation) for ten years, subject to renegotiation of price and termination after the first five years	143,000